UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

☐ Preliminary Information Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☒ Definitive Information Statement

AirtimeDSL
(Name of Registrant As Specified In Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AirtimeDSL
102 NE 2nd Street #400
Boca Raton, Florida 33432

INFORMATION STATEMENT
(Definitive)

April 22, 2009

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Holders of Common Stock of AirtimeDSL:

The purpose of this letter is to inform you that our majority stockholders holding the voting rights equivalent to 53.55% of the outstanding shares of our common stock executed written consent in lieu of a special meeting approving the amendment to our Articles of Incorporation to change our company name from AirtimeDSL to Clear-Lite Holdings, Inc. (the “Name Change”) on April 21, 2009. Our Board of Directors approved the proposed corporate action on April 21, 2009.

The accompanying Information Statement which describes the above corporate actions in more detail is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

Under the Nevada Corporate Law and our Articles of Incorporation and By-Laws, stockholder action may be taken by written consent in lieu of a special meeting. Accordingly, the above-described action by our Board of Directors and written consent of our majority stockholders is sufficient under the Nevada Corporate Law, our Articles of Incorporation, and our By-Laws. Pursuant to Rule 14c-2 under the Exchange Act, the Name Change will not be implemented until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We will first mail this Information Statement to stockholders on or about May 8, 2009.

April 22, 2009

By Order of the Board of Directors
of AirtimeDSL

By:	/s/ Thomas J. Irvine
Chief Executive Officer

AIRTIMEDSL
102 NE 2nd Street #400
Boca Raton, Florida 33432

INFORMATION STATEMENT

April 22, 2009

COPIES OF COMMUNICATIONS TO:
Anslow & Jaclin, LLP
Attn: Gary S. Eaton, Esq.
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Phone: 732-409-1212
Fax: 732-577-1188

CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
CONSENT OF STOCKHOLDERS OWNING A MAJORITY OF SHARES OF OUR VOTING SHARES ENTITLED TO VOTE THEREON

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

SUMMARY

YOU SHOULD READ THE FOLLOWING SUMMARY TOGETHER WITH THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS AND THE NOTES TO THOSE STATEMENTS APPEARING ELSEWHERE IN THIS INFORMATION STATEMENT OR DELIVERED WITH THIS INFORMATION STATEMENT.

THE ACTIONS

Name Change
The amendment to the Articles of Incorporation of AirtimeDSL, a Nevada corporation (hereinafter referred to as “the Company,” “we,” “us” or “our”) provides for a change of the Company’s name to Clear-Lite Holdings, Inc.

See “NAME CHANGE”

GENERAL INFORMATION

This Information Statement is being mailed or otherwise furnished to our stockholders by the Board of Directors to notify the corporate action that the holders of a majority of our outstanding voting stock have taken by written consent in lieu of a special meeting. The actions were taken on April 21, 2009 in accordance with the requirements of Nevada Law.

Our Board of Directors have determined that the close of business on April 20, 2009 was the record date (“Record Date”) for the stockholders entitled to notice about the action authorizing the change in our name from “AirtimeDSL” to “Clear-Lite Holdings, Inc.”; (the “Action”).

Copies of this Information Statement are first being sent on or about May 8, 2009 to the holders of the Record Date of the outstanding shares of our common stock.

No Appraisal Rights
Section 78.3793 of Nevada Revised Statue (“NRS”) which provides dissenting shareholders with rights to obtain payment of the fair value of his/her shares in the case of control share acquisition is not applicable to the matters disclosed in this Information Statement.  Accordingly, dissenting shareholders will not have rights to appraisal in connection with the amendment to the Articles of Incorporation discussed in this Information Statement.

Proxies
No proxies are being solicited.

Information Statement Costs
The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our capital stock.

Householding of Information Statement
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to AirtimeDSL, at 102 NE 2nd Street #400 Boca Raton, Florida 33432, (561) 544-6966. Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address.

SHAREHOLDERS ENTITLED TO VOTE

As of April 22, 2009, 50,834,375 shares of our common stock issued and outstanding at the time of the Action. No other class of stock or other shares were outstanding as of that date.

Each share of our common stock is entitled to one vote on all matters submitted to the holders of our common stock for their approval. The consent of the holders of a majority of the outstanding shares of our common stock was necessary to authorize the Actions.

PROPOSAL

NAME CHANGE

On April 21, 2009, the holders of shares representing 53.55% of our common stock took action by written consent to change our Company’s name from AirtimeDSL to Clear-Lite Holdings, Inc.

Our Board of Directors has authorized the change in our Company’s name to Clear-Lite Holdings, Inc., to more correctly reflect the business operations of our wholly owned subsidiary TAG Industries, Inc.

We intend to file the Amendment to the Articles of Incorporation with the Secretary of the State of Nevada promptly after the twentieth day after the date this Information Statement has been sent to stockholders. With the approval of our majority stockholders, the amended Articles will become effective upon their filing with the Secretary of State of Nevada.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to our Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the voting shares is required to effect the action described herein. The Company's Articles of Incorporation do not authorize cumulative voting for this matter.

As of the Record Date, the Company had 50,834,375 shares entitled to vote. The consenting majority stockholders are the holders of 27,225,000 shares of the Company’s common stock, representing 53.55% of the total number of voting shares. Pursuant to Nevada Revised Statutes, Section 78.320(2), the consenting majority stockholders voted in favor of the actions described herein in a written consent, dated April 21, 2009.   Since the action has been approved by the majority stockholders, no proxies are being with this information statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding our Common Stock beneficially owned on April 22, 2009, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

Unless otherwise indicated, each person in the table will have sole voting and investment with respect to the shares shown. The following table assumes a total of 50,834,375 shares of our Common Stock outstanding as of April 22, 2009.

NAME OF BENEFICIAL OWNER	OWNERSHIP
Executive Officers and Directors	Amount of Beneficial Ownership	Percent of Beneficial Ownership
Thomas J. Irvine	7,500,000	14.7%
Lisa A. Niedermeyer	3,750,000	7.3%
All Executive Officers and Directors as a Group (2 people)	11,250,000	22.13%

Total	11,250,000	22.13%

 DISSENTER’S RIGHTS OF APPRAISAL

 The stockholders have no dissenter’s right under Nevada Corporate Law, the Company’s articles of incorporation consistent with above or By-Laws to dissent from any of the provisions adopted in the Amendments.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this information statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by us with the Securities and Exchange Commission and contain important information about us and our finances, are incorporated into this Information Statement.

•	Our Form 8-K filed on April 20, 2009.
•	Our Quarterly Report on Form 10-Q filed for the quarter ended January 31, 2009, filed with the Commission on March 13, 2009.

As disclosed in our Form 8-K filed on April 20, 2009, our former Chief Executive Officer Mr. Ed Heckerson and his wife Ms. Marlena Niemann cancelled a total of 40,050,000 of our common stock as part of the merger.  Mr. Heckerson and Ms. Niemann cancelled these shares in exchange for the transfer of our tangible assets prior to the merger.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The reports incorporated by reference into this Information Statement are being delivered our stockholders along with this Information Statement.

EFFECTIVE DATE OF NAME CHANGE

        Pursuant to Rule 14c-2 under the Exchange Act, the Action stated herein shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the Action contemplated hereby will be effected on or about the close of business on May 28, 2009.

By Order of the Board of Directors

/s/ Thomas J. Irvine
Thomas J. Irvine
Director